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                                                                    Exhibit 99.2

                               CIRTRAN CORPORATION
                             SUBSCRIPTION AGREEMENT


CirTran Corporation
4125 South 6000 West
West Valley City, Utah 84128

Gentlemen:

         The undersigned subscriber or subscribers (the "Purchaser") desires to loan money to CirTran Corporation, a Nevada corporation (the "Company"), pursuant to the terms and conditions of this Subscription Agreement (this "Agreement").

         1. Subscription. Purchaser hereby irrevocably subscribes for a Promissory Note (the "Note") from the Company upon the terms and conditions of this Subscription Agreement, in the amount of $_________________, in the form of the consideration stated on the signature page hereof. Purchaser agrees that this subscription shall be irrevocable.

         2. Acceptance of Subscription. The Company shall have the right to accept or reject this subscription in its sole discretion. This Subscription Agreement shall be deemed null and void and of no further force or effect in the event the Release is not executed and delivered by all parties thereto.

         3. Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents and warrants to and covenants with the Company as follows:

                  (a) Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act");

                  (b) Purchaser has examined the Company's Forms 10-Q, 10-K and 8-K filed with the Securities and Exchange Commission (the "SEC") (the "SEC Documents"), has relied solely upon the SEC Documents and investigations made by or on behalf of Purchaser or its representative in evaluating the suitability of an investment in the Company, and recognizes that an investment in the Company involves a high degree of risk;

                  (c) Purchaser has been advised that (i) there may not be a market for the Note; and (ii) it may not be possible to readily liquidate the Note. Purchaser understands that it may not offer for sale, sell, pledge, hypothecate or otherwise transfer or dispose of its interest in the Note unless the Note is registered under the Securities Act of 1933 and applicable state securities laws or the transfer is exempt from such registration;


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                  (d) Purchaser's  overall  commitment to investments  which are not readily marketable is not disproportionate to its net worth; its investment in the Company will not cause such overall commitment to become excessive; and it can afford to bear the loss of its entire investment in the Company;

                  (e) Purchaser has adequate means of providing for its current needs and personal contingencies and has no need for liquidity in his investment in the Company;

                  (f) Purchaser satisfies any special suitability or other applicable requirements of its state of residence and/or the state in which the transaction by which the Notes are issued occurs;

                  (g) Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company, or Purchaser has employed the services of an independent investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to it and to evaluate the merits and risks of such an investment on Purchaser's behalf;

                  (h) Purchaser acknowledges that the Company has made available to Acquirer the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the acquisition of the Note, the Company, and the activities of the Company, and otherwise to obtain any additional information, to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the SEC Documents. Purchaser understands that the Company has been ready and willing to answer any questions of Acquirer, but Purchaser does not require any additional information concerning the foregoing;

                  (i) Purchaser hereby acknowledges that Purchaser has been advised that the Note has not been registered with the SEC. Purchaser represents that the Note is being acquired for Purchaser's own account, for investment purposes only, and not with a view towards distribution or resale to others. Purchaser agrees that Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Note unless it is registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. Purchaser understands that the Note has not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon Purchaser's investment intention;

                  (j) Purchaser understands that no federal or state securities administrator or agency has made any finding or determination relating to the fairness of this investment and that no federal or state securities administrator or agency has recommended or endorsed, or will recommend or endorse, the offering of the Note;

                  (k) The execution, delivery and performance by Purchaser of the Subscription Agreement are within the powers of Purchaser, have been duly authorized and will not constitute or result in a breach or


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         default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Purchaser is a party or by which Purchaser is bound; and, if Purchaser is not an individual, will not violate any provision of the charter documents, by-laws, indenture of trust, partnership agreement or similar documents, as applicable, of Purchaser. The signatures on the Subscription Agreement are genuine; and the signatory, if Purchaser is an individual, has legal competence and capacity to execute the same, or, if Purchaser is not an individual, the signatory has been duly authorized to execute the same; and the Subscription Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms;

                  (l) Purchaser  acknowledges  that no general  solicitation  or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by him and that no public solicitation or advertisement with respect to the offering of the Note has been made to him;

                  (m) Purchaser has relied solely upon the advice of his own tax and legal advisors with respect to the tax and other legal aspects of this investment;

                  (n) Purchaser acknowledges that the Note has not been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision investors must rely on their own examination of the Company and the terms of the offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. This Note is subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

         The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive the delivery of the Note. If, in any respect, those representations and warranties shall not be true and accurate prior to acceptance or rejection of this subscription by the Company pursuant to paragraph 2, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. Purchaser agrees that the foregoing representations and warranties may be used as a defense in any actions relating to the Company, and that it is only on the basis of such representations and warranties that the Company may be willing to accept Purchaser's subscription for the Note.

         4. Indemnification. Purchaser acknowledges that he understands the meaning and legal consequences of the representations, warranties and covenants in paragraph 3 hereof and that the Company has relied upon such representations, warranties and covenants, and he hereby agrees to indemnify and hold harmless the Company and any of its officers, directors, controlling persons, agents and employees, who is or may be a party or is or may be threatened to be made a


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party to any  threatened,  pending  or  completed  action,  suit or  proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company (or any agent or representative of the Company), or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the issuance of the Note, against losses, damages, liabilities or expenses for which the Company or any officer, director or controlling person of the Company has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or controlling person in connection with such action, suit or proceeding. Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to Purchaser under Federal or state securities laws. All
representations,   warranties  and  covenants  contained  in  this  Subscription
Agreement and the indemnification contained in this paragraph 4 shall survive the acceptance of this subscription.

         5. Restrictions on Transfer. Purchaser understands and agrees that the Note acquired pursuant to this subscription are being offered pursuant to
Section 4(2) of the Securities Act thereunder and that the Note and any interests therein, may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from registration under such act and such laws which, in the opinion of counsel for the holder of such a Note, which counsel and opinion are reasonably satisfactory to counsel for the Company, is available. Purchaser also understands and agrees that the following provision shall appear on the document representing such Note:

                  Assignment. This Note inures to the benefit of Payee and binds the Debtor and its heirs, successors, and assigns. This Note shall not be transferable or assignable, by operation of law or otherwise, by the Payee without the express written consent of the Debtor.

         6. Modification. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

         7. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                  (a) If to Purchaser, to the address set forth on the signature page of this Subscription Agreement; or

                  (b) If to the Company, to the address set forth on the first page of this Subscription Agreement, or at such other address as Purchaser or the Company may hereafter have advised the other.


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         8.  Binding  Effect.   Except  as  otherwise   provided  herein,   this
Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns. If Purchaser is more than one person, the obligation of such Acquirer shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

         9. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein or as are embodied in the Agreement.

         10. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned or any successor thereto.

         11. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without reference to the principles thereof relating to conflicts of law.


         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the ____ day of ______________, 200__.


                                              ______________________________
                                              (Signature of Acquirer)


                                              ______________________________
                                              (Printed name of Acquirer)


_____________________________                 ______________________________
Mailing Address                               Residence Address
(if not residence)


_____________________________                 ______________________________
City, State and Zip Code                      City, State and Zip Code


_____________________________
Social Security Number
of Acquirer


Consideration Paid for Note :
-----------------------------

 $_______________________ in the form of check(s).




                                              Accepted as of the ________
                                              day of  __________, 200__

                                              CIRTRAN CORPORATION


                                              By:____________________________


                                              Title:_________________________


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